4Q25 Earnings Presentation March 6, 2026

The guidance provided in this presentation is based on information available as of March 6, 2026 and management's review of the anticipated financial results for 2026. Such guidance remains subject to change based on management's ongoing review of the Company's 2026 results and is a forward-looking statement (see below). Kingstone assumes no obligation to update this guidance. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this presentation and in Kingstone's annual and quarterly filings with the Securities and Exchange Commission. This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those included in forward-looking statements due to a variety of factors. For more details on factors that could affect expectations, see Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward-looking statements. These forward-looking statements may not be realized due to a variety of factors. The risks and uncertainties include, without limitation, the following: the risk of significant losses from catastrophes and severe weather events; risks related to the lack of a financial strength rating from A.M. Best; risks related to limitations on the ability of our insurance subsidiary to pay dividends to us; adverse capital, credit and financial market conditions; risks related to volatility in net investment income; the unavailability of reinsurance at current levels and prices; the exposure to greater net insurance losses in the event of reduced reliance on reinsurance; the credit risk of our reinsurers; the inability to maintain the requisite amount of risk-based capital needed to grow our business; the effects of climate change on the frequency or severity of weather events and wildfires; risks related to the limited market area of our business; risks related to a concentration of business in a limited number of producers; legislative and regulatory changes, including changes in insurance laws and regulations and their application by our regulators; the effects of competition in our market areas; our reliance on certain key personnel; risks related to security breaches or other attacks involving our computer systems or those of our vendors; and our reliance on information technology and information systems. Kingstone undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Disclaimer and Forward Looking Statements 2KINGSTONE COMPANIES, INC | NASDAQ: KINS

$278M Direct Premiums Written1 +15% YoY; +39% since 2023 $2.88 Net Income Per Share–Diluted +95% YoY 74.4% Underlying Combined Ratio¹ –30 pts from 2022 30.0% Net Expense Ratio -11 pts from FY21 57% Select PIF Penetration vs. 45% one year ago 43.0% FY2025 Return on Equity Record profitability $8.28 Book Value Per Share +75% YoY $500M DPW Target by 2029 ~2x from FY25 Kingstone Companies, Inc. (NASDAQ: KINS) is a property insurer that underwrites through Select, a proprietary risk-segmentation platform driving disciplined underwriting, operating efficiency, and profitable growth. Its subsidiary, Kingstone Insurance Company (KICO), distributes through ~700 independent agents, with measured expansion into new markets via admitted and E&S channels. 1 These are non-GAAP financial measures. See section entitled “Definitions and Non-GAAP Measures” and the tables included in our press release dated March 5, 2026 for reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures and the reasons management uses each measure. Kingstone at a Glance 3

Record Q4 and Full Year 2025 Performance

- FY25 net income more than doubled to $40.8M; diluted EPS of $2.88 (+95%); Direct Premiums Written[1] grew 15% to $277.8M
- FY25 book value per share of $8.28 (+75%); expense ratio reached 30.0% (down 11 pts since 2021); dividend reinstated
- 4Q25 net income of $14.8M; diluted EPS of $1.03 (operating EPS[1] of $1.08), exceeding November guidance
- 4Q25 GAAP net combined ratio of 64.2% (−14.3 pts YoY); underlying combined ratio[1] of 62.6% ex-CAT, ex-PYD
- 4Q25 annualized ROE of 51.3% (+16.9 pts YoY), driven by improved attritional loss experience, low CAT losses and Select risk selection

($ in thousands, except per share data)	4Q25	4Q24	Change	FY25	FY24	Change
Net premiums earned	$49,463	$35,967	37.5%	$187,127	$128,498	45.6%
Direct premiums written[1]	$82,753	$72,533	14.1%	$277,801	$241,980	14.8%
Net combined ratio	64.2%	78.5%	(14.3) pts	75.0%	80.0%	(5.0) pts
Underlying combined ratio (ex-cat, ex-PYD)[1]	62.6%	78.9%	(16.3) pts	74.4%	79.5%	(5.1) pts
Net income	$14,760	$5,439	171.4%	$40,767	$18,358	122.1%
Net income per share — diluted	$1.03	$0.40	157.5%	$2.88	$1.48	94.6%
Operating net income per share — diluted[1]	$1.08	$0.46	134.8%	$2.79	$1.45	92.4%
Return on equity — annualized	51.3%	34.4%	16.9 pts	43.0%	36.3%	6.7 pts

[1] These are non-GAAP financial measures. See section entitled "Definitions and Non-GAAP Measures" and the tables included in our press release dated March 5, 2026 for reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures and the reasons management uses each measure.

4

Execution • Nine consecutive profitable quarters • Record FY2025 net combined ratio of 75%; • Direct Premiums Written1 grew 39% while combined ratio improved 30 points since 2023 Select Product • 57% of policies in force, up from 45% one year ago • Lower claim frequency driving sustainable underlying loss ratio improvement Operating Efficiency • Net expense ratio reduced from 41% in 2021 to 30% in FY2025 • Quota share reinsurance reduced from 27% to 16%, contributing ~$0.25 to FY2025 EPS Distribution • FY 2025 Direct Premiums Written1 of $277.8 million, an increase of 15%; $500 million target by 2029 • Continued growth in New York, measured expansion into new markets, and opportunistic absorption of exiting carriers’ books Capital Strength • Diluted book value per share of $8.28, an increase of 75%; no holding company debt • $440 million catastrophe reinsurance program; maximum first-event retention of $5 million pre-tax 5 Five Reinforcing Pillars Drive Durable Profitable Growth 1 These are non-GAAP financial measures. See section entitled “Definitions and Non-GAAP Measures” and the tables included in our press release dated March 5, 2026 for reconciliations of these non- GAAP financial measures to the most directly comparable GAAP measures and the reasons management uses each measure.

Nine Consecutive Profitable Quarters, with Attritional Loss Ratio Declining to 35% 9 Consecutive Profitable Quarters | FY2025 Record Low 75.0% Net Combined Ratio 6 68% 65% 59% 47% 39% 49% 62% 39% 44% 35% 7% 7% 5% 1% 2% 0% 2% 1% 0% 2% 36% 33% 31% 31% 33% 30% 31% 33% 28% 28% 113.3% 105.3% 93.3% 78.2% 72.0% 78.5% 93.7% 71.5% 72.7% 64.2% FY22 FY23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Attritional Loss Ratio Cat Loss Ratio Expense Ratio 100% Breakeven

Select Delivers ~31% Lower Claim Frequency at 57% PIF Penetration Proprietary Underwriting Platform Driving Superior Loss Performance 57% PIF Penetration vs. 45% one year ago ~31% Lower Claim X-Cat Frequency Select vs. Legacy (cumulative. to-date, NY HO) Source: Kingstone Select vs. Legacy Analysis, NY HO ex-catastrophe, Q1 2022 through Q4 2025 KINS | Q4 2025 Earnings Presentation 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Cl ai m F re qu en cy - Re po rt ed Legacy RB Select Total All Products Total 7

Net Expense Ratio Reduction of 11 Points Since 2021 Sustained Expense Ratio Reduction 30.0% FY2025 Net Expense Ratio vs. 31.3% prior year 27.9% Q4 2025 Net Expense Ratio Record quarterly low 11pts Cumulative Improvement Since 2021 (40.6%) KINS | Q4 2025 Earnings Presentation 40.6% 36.0% 32.9% 31.3% 30.0% 2021 2022 2023 2024 2025 8

$440M Total Reinsurance Tower ~$5M Company Retention (first event) Reinsurance Program Structure • Property Catastrophe Excess of Loss: $440M tower with $5M retention • For 2026, 5% Quota Share Treaty; 30% for CA: Reduces net exposure on in-force book • Excess of Loss (per risk): Individual risk attachment @$825K • Historical average cat load: 7.1 pts (6-year avg); FY2025 actual: 1.2 pts KINS | Q4 2025 Earnings Presentation Reinsurance & Risk Management Conservative Risk Transfer Strategy 9

Balance Sheet & Capital Allocation Strong Capital Position Supporting Growth $122.7M Total Equity vs. $66.7M prior year (+84%) Zero Net Debt At the Holding Company $99.2M Insurance Subsidiary Surplus Well in excess of regulatory requirements $8.28 BVPS (Diluted) +75% YoY | $8.69 ex-AOCI (+56%) $309.7M Total Investments vs. $208.6M prior year (+48%) $0.05 Quarterly Dividend Reinstated in Q3 2025 KINS | Q4 2025 Earnings Presentation 10

Growth Drivers Multiple Levers for Premium Expansion Adirondack / Mountain Valley $29M Incremental Direct Premiums Written • Two Company’s whose exit from the State of NY, provided an opportunity for Kingstone to immediately add premium • Policies re-underwritten through Select platform for loss ratio improvement • Retention and renewal economics expected to accelerate through 2026 Guard Renewal Rights ~$800K/mo Run-Rate Premium • Acquired renewal rights to Guard Insurance Group personal lines book • Revenue stream through 2028 with renewal economics • ~$5M incremental Direct Premiums Written in FY2025 starting in September; expected to write $25-$30M overall for Guard’s withdrawal 11

FY25 and Projected FY26 Direct Premiums Written1 KINS | Q4 2025 Earnings Presentation 1 These are non-GAAP financial measures. See section entitled “Definitions and Non-GAAP Measures” and the tables included in our press release dated March 5, 2026 for reconciliations of these non- GAAP financial measures to the most directly comparable GAAP measures and the reasons management uses each measure. FY24 DPW Organic / Rate GUARD Legacy Runoff FY25 DPW Organic / Rate Expansion States GUARD Legacy Runoff FY26 DPW 12 16% to 20% growth $242M $44M $5M ($13)M $278M

KINS | Q4 2025 Earnings Presentation 1 These are non-GAAP financial measures. See section entitled “Definitions and Non-GAAP Measures” and the tables included in our press release dated March 5, 2026 for reconciliations of these non- GAAP financial measures to the most directly comparable GAAP measures and the reasons management uses each measure. 13 NY Core + Multi-State Expansion Supports the Path to $500M DPW1 by 2029 Direct Premiums Written1 2022-2025A & 2026-2029P ($M) $20 1M $20 0 M $24 2M $278 M $322-$333M $4 18 M $4 8 9M $563M $0 M $10 0M $200 M $300 M $4 00 M $500 M $60 0M FY22 FY23 FY24 FY25 FY26P FY27P 20 28 P 20 29P Ne w York All Oth e r

FY2026 Guidance Embeds Conservative Cat Assumptions

Illustrative EPS of ~$3.53 at FY25 Cat Levels

Guidance Metric	FY26E	FY25 Actual
Direct premiums written growth[1,5]	16% – 20%	14.8%
Net combined ratio	**81% – 86%**	**75.0%**
Underlying Combined Ratio (ex-CAT, ex-PYD) [1,2]	74% – 76%	74.4%
Catastrophe loss assumption [3]	7% – 10%	1.2%
Net income per share — diluted	**$2.20 – $2.90**	**$2.88**
Return on equity	**24% – 30%**	**43.0%**
Prior-year reserve development	None assumed	0.6 pts fav.
Illustrative: Diluted EPS at FY2025 cat levels (1.2%)[4]	~$3.53	—

Key Modeling Assumptions	Value
Illustrative net premiums earned*	~$252 million
Assumed effective tax rate	~21%
Weighted Average diluted shares outstanding	~14.8 million

Cat Sensitivity Metric	Per 1.0 pt Change
Pre-tax underwriting impact	~$2.5 million
After-tax underwriting impact per share diluted (at assumed effective tax rate)	~$0.13 per share

[1] These are non-GAAP financial measures. See section entitled "Definitions and Non-GAAP Measures" and the tables included in our press release dated March 5, 2026 for reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures and the reasons management uses each measure.

[2] The Underlying Combined Ratio is a non-GAAP measure. It is computed as the sum of the underlying loss ratio (which is a non-GAAP measure) and the net underwriting expense ratio. The underlying loss ratio excludes catastrophe losses and prior-year reserve development from the GAAP net loss ratio. The most directly comparable GAAP measure is the net combined ratio. Refer to the section entitled "Definitions and Non-GAAP Measures" included in our press release dated March 5, 2026 for definitions and reconciliations of non-GAAP financial measures. A reconciliation of the 2026 estimate of Underlying Combined Ratio to the GAAP net combined ratio is not provided because the Company is unable to predict catastrophe losses and prior-year reserve development with reasonable certainty without unreasonable efforts. These items could materially impact the GAAP measure.

[3] The catastrophe loss ratio estimate for 2026 of 7% to 10% is at or above the Company's six-year historical average of 7.1% (2019–2024) and gives effect to the elevated winter storm activity experienced in early 2026. Catastrophe losses are reported net of reinsurance recoveries and include loss adjustment expenses. The Company defines catastrophe events consistent with PCS industry designations.

[4] Illustrative sensitivity only; not forward-looking guidance. Represents guidance-midpoint.

[5] Guidance for the most comparable GAAP measure, net premiums earned, is not provided because net premiums earned is an output of multiple variables including direct written premium growth, quota share cession rates, and premium earning patterns, several of which are not within the Company's direct control, therefore the Company is unable to predict such variables with reasonable certainty without unreasonable efforts.

* For modeling purposes only. The illustrative net premiums earned figure is a baseline assumption used solely for the catastrophe sensitivity calculations above. It is not forward-looking guidance on net premiums earned and should not be interpreted as such. Net premiums earned is an output of multiple variables including direct written premium growth, quota share cession rates, and premium earning patterns, several of which are not within the Company's direct control.

14

KINS | Q4 2025 Earnings Presentation $201 $200 $242 $278 $322-$333 0 50 100 150 200 250 300 350 400 2022 2023 2024 2025 2026E Direct Premiums Written1 68% 65% 48% 44% 36% 33% 31% 30% 104.2% 98.2% 79.5% 74.4% 74%-76% 0 2022 2023 2024 2025 2026E Underlying Combined Ratio1 Attritional Expense Total ($2.12) ($0.57) $1.48 $2.88 $2.20-$2.90 2022 2023 2024 2025 2026E Net Income per Diluted Share (40.3%) (17.5%) 36.3% 43.0% 24%-30% 2022 2023 2024 2025 2026E Return on Equity 1 These are non-GAAP financial measures. See section entitled “Definitions and Non-GAAP Measures” and the tables included in our press release dated March 5, 2026 for reconciliations of these non- GAAP financial measures to the most directly comparable GAAP measures and the reasons management uses each measure. Record Profitability, with Visible Forward Growth 15

Executive Management Team 90+ Years Combined Insurance Leadership Meryl S. Golden President & CEO 30+ years Joined 2019 as COO; appointed CEO Oct 2023 Liberty Mutual · PRG · Earnix Randy L. Patten Vice President & CFO 25+ years Joined Aug 2025; led finance through NEXT Insurance's $2.6B acquisition NEXT Insurance · United Fire Group · Transamerica Sarah (Minlei) Chen SVP, Chief Actuary & Head of Product Mgmt 10+ years Joined Nov 2020; product development and actuarial pricing Homesite · Plymouth Rock · Travelers David Fernandez SVP & Chief Claims Officer 25+ years Joined Nov 2023; led 1,000+ claims professionals at prior carriers Progressive · Liberty Mutual · Point32Health 16

Appendix Material

Appendix: Definitions and Non-GAAP Measures KINS | Q4 2025 Earnings Presentation Direct Premiums Written (DPW) Total premiums written during the period, before ceding any to reinsurers. Net Premiums Written (NPW) Direct premiums less ceded premiums; reflects premiums retained on a written basis. Net Premiums Earned (NPE) Net premiums written adjusted for unearned premiums; earned ratably over the policy period. Loss Ratio Net losses and LAE divided by net premiums earned. Primary measure of underwriting profitability. Expense Ratio Net underwriting expenses divided by net premiums earned. Measures operational efficiency. Combined Ratio Loss ratio plus expense ratio. Below 100% indicates underwriting profit. Underlying Combined Ratio Combined ratio ex-catastrophes and prior-year development. Measures core underwriting performance. Attritional Loss Ratio Loss ratio ex-catastrophes and prior-year development; also called the underlying or ex-cat loss ratio. Catastrophe (CAT) Loss Ratio Losses from ISO/PCS-designated catastrophe events divided by net premiums earned. Operating Net Income Net income excluding after-tax realized investment gains/losses and other non- recurring items. Return on Equity (ROE) Net income divided by average stockholders' equity; Operating ROE excludes non- recurring items.

Consolidated Financial Results

($ in thousands, except per share data)	4Q25	4Q24	Change	FY25	FY24	Change
Net premiums earned	$49,463	$35,967	37.5%	$187,127	$128,498	45.6%
Direct premiums written[1]	$82,753	$72,533	14.1%	$277,801	$241,980	14.8%
Policies in force, at period end				80,432	77,656	3.6%
Net investment income	$2,951	$1,906	54.8%	$9,799	$6,824	43.6%
Net gains (losses) on investments	($901)	($905)	0.4%	($310)	$415	NM
Gain on sale of real estate	$—	$—	—	$1,966	$—	NM
Net loss ratio	36.3%	48.7%	(12.4) pts	45.0%	48.7%	(3.7) pts
Net underwriting expense ratio	27.9%	29.8%	(1.9) pts	30.0%	31.3%	(1.3) pts
Net combined ratio	64.2%	78.5%	(14.3) pts	75.0%	80.0%	(5.0) pts
Net loss ratio	36.3%	48.7%	(12.4) pts	45.0%	48.7%	(3.7) pts
Catastrophe loss ratio[1]	2.1%	—%	2.1 pts	1.2%	1.9%	(0.7) pts
Net loss ratio excluding the effect of catastrophes[1]	34.2%	48.7%	(14.5) pts	43.8%	46.8%	(3.0) pts
Effect of prior-year favorable reserve development	(0.5)%	(0.4)%	(0.1) pts	(0.6)%	(1.4)%	0.8 pts
Underlying loss ratio[1]	34.7%	49.1%	(14.4) pts	44.4%	48.2%	(3.8) pts
Net income	$14,760	$5,439	171.4%	$40,767	$18,358	122.1%
Net income per share — basic	$1.04	$0.44	136.4%	$2.93	$1.60	83.1%
Net income per share — diluted	$1.03	$0.40	157.5%	$2.88	$1.48	94.6%
Return on equity — annualized	51.3%	34.4%	16.9 pts	43.0%	36.3%	6.7 pts
Adjusted EBITDA[1]	$20,342	$9,303	118.7%	$54,052	$30,516	77.1%
Other comprehensive income (loss), net	$663	($3,135)	NM	$6,094	$99	NM
Operating net income[1]	$15,471	$6,153	151.4%	$39,459	$18,031	118.8%
Operating net income per share — basic[1]	$1.09	$0.49	122.4%	$2.83	$1.57	80.3%
Operating net income per share — diluted[1]	$1.08	$0.46	134.8%	$2.79	$1.45	92.4%
Operating return on equity[1] — annualized	53.7%	38.9%	14.8 pts	41.7%	35.6%	6.1 pts
Book value per share (diluted)				$8.28	$4.73	75.2%
Book value per share excl. AOCI (diluted)				$8.69	$5.59	55.5%

[1] These are non-GAAP financial measures. See section entitled "Definitions and Non-GAAP Measures" and the tables included in our press release dated March 5, 2026 for reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures and the reasons management uses each measure.

Income Statement ($ in thousands, except per share data) 4Q25 (Unaudited) 4Q24 (Unaudited) FY25 (Unaudited) FY24 Revenues Net premiums earned $49,463 $35,967 $187,127 $128,498 Ceding commission revenue 4,734 4,967 15,675 18,838 Net investment income 2,951 1,906 9,799 6,824 Net (losses) gains on investments (901) (905) (310) 415 Realized gain on sale of real estate — — 1,966 — Other income 173 167 611 568 Total revenues 56,421 42,103 214,867 155,142 Expenses Loss and loss adjustment expenses 17,931 17,509 84,266 62,635 Commission expense 10,476 8,841 40,727 33,929 Other underwriting expenses 8,228 7,017 31,719 25,693 Other operating expenses 586 814 4,105 3,635 Depreciation and amortization 678 613 2,560 2,449 Interest expense 68 629 445 3,514 Total expenses 37,967 35,424 163,822 131,854 Income from operations before taxes 18,454 6,679 51,046 23,288 Income tax expense 3,695 1,241 10,279 4,930 Net income $14,760 $5,439 $40,767 $18,358 Other comprehensive income (loss), net of tax $663 ($3,135) $6,094 $99 Comprehensive income $15,423 $2,303 $46,861 $18,458 Earnings per common share: Basic $1.04 $0.44 $2.93 $1.60 Diluted $1.03 $0.40 $2.88 $1.48 Weighted average shares: Basic 14,153,746 12,482,146 13,926,024 11,478,899 Diluted 14,383,270 13,491,412 14,143,173 12,423,769 Dividends declared per share $0.05 $— $0.10 $—

21 ($ in thousands) 31-Dec-25 (Unaudited) 31-Dec-24 Fixed-maturity securities, held-to-maturity $6,042 $7,047 Fixed-maturity securities, available-for-sale 289,037 186,893 Equity securities, at fair value 10,057 10,297 Other investments 4,552 4,381 Total investments 309,689 208,618 Cash and cash equivalents 12,179 28,669 Premiums receivable, net 21,012 21,767 Reinsurance receivables, net 58,997 69,322 Prepaid reinsurance 2,142 — Deferred policy acquisition costs 27,867 24,732 Intangible assets 500 500 Property and equipment, net 7,898 9,284 Deferred income taxes, net 4,180 5,598 Other assets 8,962 6,425 Total assets $453,425 $374,916 Liabilities Loss and loss adjustment expense reserves $140,539 $126,210 Unearned premiums 154,028 134,702 Advance premiums 4,003 3,503 Reinsurance balances payable 5,232 10,509 Deferred ceding commission revenue 8,363 11,541 Accounts payable and other liabilities 11,254 10,570 Income taxes payable 2,835 — Debt, net 4,440 11,171 Total liabilities 330,694 308,207 Stockholders’ Equity Common stock 159 144 Capital in excess of par 99,625 89,063 Accumulated other comprehensive loss (6,082) (12,175) Retained earnings (accumulated deficit) 34,597 (4,756) Treasury stock (5,568) (5,568) Total stockholders’ equity $122,731 $66,708 Total liabilities and stockholders' equity $453,425 $374,916 Balance Sheet